UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2026

Lakewood-Amedex Biotherapeutics Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-43239	20-5274304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8031 Cooper Creek Blvd., Unit 103 University Park, Florida	34201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 225-2515

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Rule 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	LABT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 22, 2026, Lakewood-Amedex Biotherapeutics Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of the record date of July 30, 2026, there were 2,369,688 shares of Common Stock outstanding and entitled to vote. The following is a brief description of each matter voted upon at the Annual Meeting and the voting results.

Proposal 1 - Election of Directors

The Company’s stockholders elected each of the following nominees to serve as a director until the Company’s 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified:

Nominee	For	Against	Withhold	Broker non-vote
Kelvin Cooper, Ph.D.	974,809	0	294,767	44,473
Doug Manion, M.D., FRCP (C)	976,025	0	293,551	44,473
Leonard J. DeRoma	938,954	0	330,622	44,473
Joseph Tucker, Ph.D.	975,720	0	293,856	44,473

Proposal 2 - Amendment to Articles of Incorporation to Increase Authorized Shares

The Company's stockholders approved the amendment to the Company's articles of incorporation, as amended, to increase the number of authorized shares of common stock from 12,500,000 to 100,000,000. There were 44,473 broker non-votes on this proposal.

For	Against	Abstain
927,022	341,843	711

Proposal 3 - Authority to Effect a Reverse Stock Split

The Company’s stockholders approved the proposal to authorize the Board of Directors, in its sole and absolute discretion, to file a certificate of amendment to the Company’s articles of incorporation to effect one or more reverse stock splits of the Company’s outstanding common stock at a cumulative ratio not to exceed one-for-twenty (1:20). There were 44,473 broker non-votes on this proposal.

For	Against	Abstain
922,614	333,546	13,416

Proposal 4 - Amendment to the 2020 Equity Incentive Plan

The Company's stockholders approved the amendment to the Company's 2020 Equity Incentive Plan, as amended, to increase the number of shares of Common Stock issuable thereunder to 400,000 shares. There were 44,473 broker non-votes on this proposal.

For	Against	Abstain
951,373	317,012	1,191

Proposal 5 - Ratification of Independent Registered Public Accounting Firm

The Company's stockholders ratified the appointment of CBIZ CPAs P.C. as the Company's independent registered public accounting firm. There were no broker non-votes on this proposal.

For	Against	Abstain
1,041,961	33,322	238,766

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKEWOOD-AMEDEX BIOTHERAPEUTICS INC.

Date: September 28, 2026	By:	/s/ Kelvin Cooper
Kelvin Cooper
Chief Executive Officer

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